EXHIBIT 99.1

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                                                                                                                  HARD EQUITY
                                                                             ORIG LOAN         REMAINING HARD      PERCENTAGE
LOAN ID          LOAN NAME                                                     AMOUNT          EQUITY IN DEAL       OF DEAL
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
DBM17456         Town Center at the Waterfront                             $  41,500,000          $ 8,967,000          17.8%
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DBM17559         Lakeview Apartments at Superstition Springs               $  38,000,000          $         -           0.0%
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DBM16530         183 Madison Avenue                                        $  29,450,000          $         -           0.0%
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DBM17127         Cortez Plaza                                              $  17,000,000          $ 4,150,000          19.6%
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DBM16715         Haros Apartment Portfolio 5                               $  14,360,000          $         -           0.0%
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DBM16715-1       41-46 50th Street Apartments                              $           -          $         -           0.0%
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DBM16715-2       41-41 44th Street Apartments                              $           -          $         -           0.0%
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DBM16715-3       132-70 Sanford Avenue Apartments                          $           -          $         -           0.0%
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DBM16715-4       37-33 College Point Boulevard Apartments                  $           -          $         -           0.0%
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DBM16715-5       41-45 52nd Street Apartments                              $           -          $         -           0.0%
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DBM16716         Haros Apartment Portfolio 6                               $  13,640,000          $         -           0.0%
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DBM16716-1       39-89 50th Street Apartments                              $           -          $         -           0.0%
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DBM16716-2       37-52 89th Street Apartments                              $           -          $         -           0.0%
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DBM16716-3       139-06 to 139-18 34th Road Apartments                     $           -          $         -           0.0%
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DBM16716-4       139-09 34th Road Apartments                               $           -          $         -           0.0%
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DBM17281         Red Tail Canyon Apartments                                $  12,200,000          $ 2,300,000          15.9%
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DBM17406         Scottsdale Shopping Center                                $  10,500,000          $ 1,979,359          15.9%
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DBM17436         Windsor Place Apartments                                  $   9,300,000          $ 2,270,160          19.6%
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DBM17444         Cottonwood Building                                       $   7,125,000          $   257,000           3.5%
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DBM17389         Beach Club Apartments                                     $   6,300,000          $   555,000           8.1%



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DBM17166         South Bay Distribution Center                             $   5,950,000          $ 1,140,000          16.1%
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DBM17366         Oakwood Shopping Center                                   $   5,500,000          $         -           0.0%
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DBM17182         549 West 180th Street                                     $   5,000,000          $         -           0.0%
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DBM17337         Verona Apartments                                         $   3,280,000          $   580,000          15.0%
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DBM17282         Harvard Place Apartments                                  $   1,730,000          $   435,500          20.1%
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                                                                           $ 220,835,000

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(Continued)

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                                                                                                     ACQUISITION-
                                                                                                 CONSTRUCTION COSTS /
LOAN ID          CASH OUT       BANKER                 UW                 ACQ / REFI            PREVIOUS LOAN AMOUNTS
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
DBM17456         $ 2,658,224    Rosen / Thompson       Vasile              Refinance                      $38,171,202
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DBM17559         $  (273,270)   Picket /  Pelton       Vasile / Porter     Refinance                      $38,000,000
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DBM16530         $   230,646    Livingston             Leonti              Refinance                      $28,824,197
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DBM17127         $         -    Picket / Pelton        Vasile             Acquisition                     $21,150,000
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DBM16715         $ 7,151,336    Szalay                 Leonti              Refinance                      $ 6,541,219
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DBM16715-1       $         -    Szalay                 Leonti              Refinance                      $ 1,328,880
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DBM16715-2       $         -    Szalay                 Leonti              Refinance                      $   715,268
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DBM16715-3       $         -    Szalay                 Leonti              Refinance                      $ 1,875,902
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DBM16715-4       $         -    Szalay                 Leonti              Refinance                      $ 1,216,490
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DBM16715-5       $         -    Szalay                 Leonti              Refinance                      $ 1,404,679
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DBM16716         $ 6,891,516    Szalay                 Leonti              Refinance                        6,108,547
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DBM16716-1       $         -    Szalay                 Leonti              Refinance                      $ 1,786,599
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DBM16716-2       $         -    Szalay                 Leonti              Refinance                      $ 1,858,111
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DBM16716-3       $         -    Szalay                 Leonti              Refinance                      $ 1,486,679
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DBM16716-4       $         -    Szalay                 Leonti              Refinance                      $   977,158
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DBM17281         $ 2,761,482    Bartlett               Vasile              Refinance                      $14,500,000
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DBM17406         $  (260,641)   Rosen                  Leonti              Refinance                      $ 9,570,686
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DBM17436         $  (113,237)   Rosen                  Leonti              Refinance                      $ 9,273,053
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DBM17444         $   675,000    Thrash                 Parrish             Refinance                      $ 6,292,000
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DBM17389         $ 1,945,113    Bartlett               Chen                Refinance                      $ 4,354,887



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DBM17166         $   450,000    Picket /  Pelton       Vasile              Refinance                      $ 5,259,000
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DBM17366         $ 1,427,569    Rosen                  Leonti              Refinance                      $ 3,821,037
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DBM17182         $ 2,247,149    Livingston             Leonti              Refinance                      $ 2,478,482
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DBM17337         $         -    Thrash                 Parrish            Acquisition                     $ 3,860,000
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DBM17282         $         -    Bartlett               Chen               Acquisition                     $ 2,095,000
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
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(Continued)

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LOAN ID       NOTES
------------------------------------------------------------------------------------------------------------------
DBM17456      Refinance three construction loans
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DBM17559      Refinance DB Floater
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DBM16530      The Borrower has owned and operated the subject for over 23 years.
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DBM17127      Acquisition Price is $21.15MM
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DBM16715
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DBM16715-1    The Borrower has owned and operated the subject for over 6 years.
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DBM16715-2    The Borrower has owned and operated the subject for over 20 years.
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DBM16715-3    The Borrower has owned and operated the subject for over 6 years.
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DBM16715-4    The Borrower has owned and operated the subject for over 18 years.
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DBM16715-5    The Borrower has owned and operated the subject for over 20 years.
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DBM16716
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DBM16716-1    The Borrower has owned and operated the subject for over 20 years.
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DBM16716-2    The Borrower has owned and operated the subject for over 5 years.
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DBM16716-3    The Borrower has owned and operated the subject for over 6 years.
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DBM16716-4    The Borrower has owned and operated the subject for over 18 years.
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DBM17281      $14,500,000 cost.
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DBM17406      The Borrower developed the subject in 2001/2002 at a total cost of $12,479,359
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DBM17436      The Borrower developed the subject in 2001 at a total cost of $11,570,160
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DBM17444      Constr. Cost (1999)-$7.224MM. Prev. debt-$6.292MM. Cl. Cost+fees-$158M
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DBM17389      The borrower purchased the subject in November 1997 for $6,650,000 and has invested
              $105K in capital improvements including appliance replacement, painting, and carpeting and flooring. The closing costs were approximately $100,000. Upon DB financing, there will be approximately $555K hard equity remaining in this deal.
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DBM17166      Project Costs: $7,090,000
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DBM17366      The Borrower has owned and operated the subject for over 15 years.
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DBM17182      The Borrower has owned and operated the subject for over 24 years.
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DBM17337      Acq. Cost: Purch. Price of $3.7MM + closing costs, fees & reserve deposit of $160M
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DBM17282      Loan proceeds was used to acquire the subject for an acquisition price of $2,095,000 and subsequently invest $70,500 (heldback as upfront reapir reserve) in capital improvements.
              The loan to cost (LTC) is 79.89%
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

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                                                                                                  YEAR OF
                                                               ORIG LOAN                         BORROWER
LOAN ID       LOAN NAME                                          AMOUNT       ACQ / REFI        ACQUISITION    COMMENTS
---------------------------------------------------------------------------------------------------------------
DBM17456      Town Center at the Waterfront                   $ 41,500,000     Refinance            2001       Borrower Developed
---------------------------------------------------------------------------------------------------------------
DBM17559      Lakeview Apartments at Superstition Springs     $ 38,000,000     Refinance            1995
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DBM16530      183 Madison Avenue                              $ 29,450,000     Refinance            1979
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DBM17127      Cortez Plaza                                    $ 17,000,000    Acquisition           2002
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DBM16715      Haros Apartment Portfolio 5                     $ 14,360,000     Refinance          Various
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DBM16715-1    41-46 50th Street Apartments                    $          -     Refinance            1996
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DBM16715-2    41-41 44th Street Apartments                    $          -     Refinance            1982
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DBM16715-3    132-70 Sanford Avenue Apartments                $          -     Refinance            1996
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DBM16715-4    37-33 College Point Boulevard Apartments        $          -     Refinance            1984
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DBM16715-5    41-45 52nd Street Apartments                    $          -     Refinance            1982
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DBM16716      Haros Apartment Portfolio 6                     $ 13,640,000     Refinance          Various
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DBM16716-1    39-89 50th Street Apartments                    $          -     Refinance            1982
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DBM16716-2    37-52 89th Street Apartments                    $          -     Refinance            1997
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DBM16716-3    139-06 to 139-18 34th Road Apartments           $          -     Refinance            1996
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DBM16716-4    139-09 34th Road Apartments                     $          -     Refinance            1984
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DBM17281      Red Tail Canyon Apartments                      $ 12,200,000     Refinance            2001       Borrower Developed
---------------------------------------------------------------------------------------------------------------
DBM17406      Scottsdale Shopping Center                      $ 10,500,000     Refinance            2001       Borrower Developed
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DBM17436      Windsor Place Apartments                        $  9,300,000     Refinance            2001       Borrower Developed
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DBM17444      Cottonwood Building                             $  7,125,000     Refinance            1999       Borrower Developed
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

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Loan Number   Property Name                                   Cutoff Balance     Hard Equity           Cash Out
-------------------------------------------------------------------------------------------------------------------
   52376      FEIGA - Olive Tree Apartments                       21,540,000               -             4,743,047
   55055      The Shops at Trace Fork II                           5,057,348               -             1,630,658
   55811      CLK - La Fontenay III Apartments                     9,520,000         (Note 1)                    -
   55812      CLK - Poplar Level Terrace Apartments                2,125,000         (Note 1)                    -
   55816      CLK - Spring Creek Apartments                       10,107,157         (Note 1)                    -
   55824      CLK - Sherwood Acres Apartments                     15,725,000         (Note 1)                    -
   55843      CLK - Turtle Creek Apartments                        4,505,000         (Note 1)                    -
   55858      584 Broadway Office Building                        40,319,494                    26,363,750 (Note 2)
   55995      Los Robles Professional Park                         6,059,351         368,164             1,776,149
   56018      Watauga Towne Crossing Shopping Center              15,504,821       4,191,730                     -
   56022      Farnam Executive Centre                              8,362,522       3,550,000                     -
   56059      215 South Monroe Office Building                    17,976,297         (Note 3)                    -
   56074      Aspen Ridge Apartments                               3,182,977               -                20,100
   56088      Thousand Oaks Financial Plaza                        9,549,939       4,389,950                     -
   56110      Hillsdale and Camden Shopping Center                 7,163,198       4,835,350                     -
   56139      Towne Bank Pavilion Center Office Building           9,140,040               -               469,000
   56162      West Gastonia Shopping Center                        2,747,970         763,450                     -
   56186      Arrowhead Promenade                                 10,247,151       3,571,118                     -
   56212      Metroplex Plaza                                      6,042,620               -               215,339
   56269      Apria Healthcare Office Building                    10,969,889       5,999,000                     -
   56322      1776 West March Lane                                 8,288,342       4,072,000                     -
   56387      Champions Centre Apartments                          8,686,859       2,245,000                     -
   56443      Sterling University Court                           13,040,000               -               806,591
   56445      Sterling University Gables                          15,040,000               -             3,140,000
   56545      Pacific Sorrento                                    15,990,437       2,743,218             5,404,982
   56403      South Pointe Office Complex                          2,595,660       1,053,125                     -
   56514      Centurion Storage Facility                           2,236,677       1,543,693                20,234
   56544      Manchester Self Storage                              1,995,842               -               317,761
   52416      Glenridge Crosswinds                                 1,868,136         192,100                     -

('Note 1): The CLK loans were part of a portfolio purchase totalling $396 million. The borrowers had 10% hard equity in the overall deal and no purchase prices were allocated to individual properties, therefore individual property hard equity amounts are not available

('Note 2): $20 million of the cash out was used to buy out a previous partner and was therefore not cash out to the borrowers

(Note 3): Loan used to pay down a portion of existing debt on a portfolio loan. Loan amount $18 million, Debt repaid $18 million

                          GE ESTIMATED EQUITY SCHEDULE

===============================================================================
                                                                    ESTIMATED
 LOAN NO                            LOAN NAME                      CASH EQUITY
===============================================================================
760025174        TOWN & COUNTRY VILLAGE                            $ 5,000,000
-------------------------------------------------------------------------------
various          RAGAN PORTFOLIO                                   $         -
-------------------------------------------------------------------------------
760024025        INNER HARBOR                                      $         -
-------------------------------------------------------------------------------
760022719        SHOPPES OF PARADISE KEY                           $ 2,170,000
-------------------------------------------------------------------------------
760023063        SANTA ROSA TOWN CENTER                            $ 4,000,000
-------------------------------------------------------------------------------
760025589        PASADENA OFFICE TOWER                             $ 3,600,000
-------------------------------------------------------------------------------
760022908        STOR IT ALL                                       $         -
-------------------------------------------------------------------------------
760024983        RED MILL COMMONS                                  $         -
-------------------------------------------------------------------------------
760022536        1500 ROSECRANS AVENUE                             $   160,000
-------------------------------------------------------------------------------
760024403        POST COMMONS SHOPPING CENTER                      $ 2,800,000
-------------------------------------------------------------------------------
760025103        THE FALLS AT HUNTERS POINTE                       $ 4,740,000
===============================================================================

PML
Only two loans have a PML% greater than 20%.
Pasadena Office Tower - 21.00% Office, 34.00% Garage - has earthquake insurance 1301 Van Ness - 30% - has earthquake insurance



Per page S-76 of the Red Prospectus
Lock Box Accounts
With respect to 15 mortgage loans (the "Lock Box Loans"), representing approximately 23.20% of the Initial Pool Balance, one or more accounts (collectively, the "Lock Box Accounts") have been or may be established into which the related property manager and/or tenants directly deposits rents or other revenues from the Mortgaged Property. Pursuant to the terms of the Lock Box Loans, upon the occurrence of certain trigger events, the borrower will not have access to the funds on deposit therein (except with respect to nine mortgage loans, representing approximately 11.04% of the Initial Pool Balance, with respect to which a hard lockbox is currently in place and the borrower does not currently have access to the funds on deposit therein). The Lock Box Accounts will not be assets of any REMIC.